UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2007
                                                        -----------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                     0-28815                 06-124132
           --------                     -------                 ---------
(State or other jurisdiction          (Commission             (IRS Employer
    of  incorporation)                File Number)          Identification No.)


    13 North Street, Litchfield, Connecticut               06759
    ----------------------------------------               -----
    (Address of principal executive offices)             (zip code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Section 2.  Financial Information

            Item 2.02 Results of Operations and Financial Condition.
                      ---------------------------------------------

            On November 13, 2007, First Litchfield Financial Corporation (the "Company") issued a press release announcing financial results for the third quarter ending September 30, 2007. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9.  Financial Statements and Exhibits
            ---------------------------------

            Item 9.01 Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Exhibits
                  --------

                  Exhibit Index

                  Exhibit 99.1 Press Release dated November 13, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     FIRST LITCHFIELD FINANCIAL CORPORATION


                                     By  /s/ JOSEPH J. GRECO
                                         Joseph J. Greco
                                         President and Chief Executive Officer


Dated:   November 13, 2007


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